1 BN 70929411v9 10892223v3 FOURTH AMENDMENT TO CREDIT AGREEMENT THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 21, 2022 (the “Fourth Amendment Effective Date”), is entered into by and among BRPI Acquisition Co LLC, a Delaware limited liability company, United Online, Inc., a Delaware corporation, YMax Corporation, a Delaware corporation (collectively, the “Borrowers”), the Affiliates of the Borrowers identified on the signature pages hereto (collectively, the “Secured Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Banc of California, N.A., as Administrative Agent (the “Administrative Agent”), with reference to the following facts: RECITALS A. The Borrowers, the Secured Guarantors, the Lenders, and the Administrative Agent are parties to a Credit Agreement dated as of December 19, 2018, as amended by a First Amendment to Credit Agreement and Joinder dated as of January 30, 2019, a Second Amendment to Credit Agreement dated as of December 31, 2020, and a Third Amendment to Credit Agreement dated as of December 16, 2021 (collectively, the “Credit Agreement”), pursuant to which the Lenders made Term Loans to the Borrowers in the aggregate original principal amount of $90,000,000. B. The parties wish to amend the Credit Agreement to provide for: (i) the Lenders’ making new term loans to the Borrowers in the aggregate original principal amount of $75,000,000, the proceeds of which the Borrowers’ shall use to repay the outstanding principal amount of the current Term Loans; and (ii) to make certain other modifications, all as set forth below. NOW, THEREFORE, the parties hereby agree as follows: 1. Defined Terms. All initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned to such terms in the Credit Agreement. 2. Addition of New Definitions. Section 1.01 of the Credit Agreement is hereby amended and supplemented by adding the following definition therein in appropriate alphabetical order: “Fourth Amendment Effective Date” means June 21, 2022, the effective date of the Fourth Amendment to Credit Agreement by and among the Borrowers, the Secured Guarantors, the Lenders and the Administrative Agent. 3. Amendment of Current Definitions. Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definitions of “Applicable Margin,” “Consolidated Fixed Charge Coverage Ratio,” “Consolidated Excess Cash Flow”, “Permitted Distributions” and “Term Loan Maturity Date” so that they read in full as follows (deleted text is

2 BN 70929411v9 10892223v3 indicated by strikethrough formatting; added text is indicated in bold, italicized and underscored type): “Applicable Margin” means, for any day, the interest rate margin per annum set forth below opposite the applicable Level then in effect (based on the Consolidated Total Funded Debt Ratio) to be added to Term SOFR: Level Consolidated Total Funded Debt Ratio Applicable Margin 1 ˃ 2.00:1.00 3.50% 12 ˃ 1.50:1.00 and ≤ 2.00:1.00 3.25% 23 > 1.00:1.00 and ≤ 1.50:1.00 3.00% 34 ≤ 1.00:1.00 2.75% Any increase or decrease in the Applicable Margin resulting from a change in the Consolidated Total Funded Debt Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 1 shall apply, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the first Business Day following the date on which such Compliance Certificate is delivered. Notwithstanding anything to the contrary contained in this definition, (a) the determination of the Applicable Margin for any period shall be subject to the provisions of Section 2.10(b) and (b) the Applicable Margin shall be set forth in Level 1 from the Fourth Amendment Effective Date until the first Business Day immediately following the date a Compliance Certificate is delivered to the Administrative Agent pursuant to Section 6.02(b) for the fiscal quarter ending March 31, 2023. Any adjustment in the Applicable Margin shall be applicable to all Credit Extensions then existing or subsequently made or issued. “Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated Adjusted EBITDA less (ii) the aggregate amount of all non-financed cash Capital Expenditures, less (iii) the aggregate amount of federal, state, local and foreign income taxes paid in cash, less (iv) the aggregate amount of cash distributions or dividends, in each case, of or by Holdco and its Subsidiaries for the most recently completed Measurement Period, excluding any distribution or dividend of the type described in clause (ii) of the definition of “Permitted Distributions” and excluding any Permitted Distributions made on the Second Amendment Effective Date, and Third Amendment Effective Date, the Fourth Amendment Effective Date and within 90 days after the Fourth Amendment Effective Date to (b) the sum of (i) Consolidated Interest

3 BN 70929411v9 10892223v3 Charges to the extent paid in cash for the most recently completed Measurement Period, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02, plus (ii) the current portion of Capitalized Lease obligations, plus (iii) the lesser of the outstanding principal amount of the Term Loans and the Term Loan Reduction Installment for the most recently completed Measurement Period. “Consolidated Excess Cash Flow” means, for any fiscal year of Holdco and its Subsidiaries, the difference of the following, determined on a Consolidated basis, without duplication, for Holdco and its Subsidiaries in accordance with GAAP: (a) Consolidated Adjusted EBITDA for such fiscal year; and (b) the sum of: (i) aggregate Capital Expenditures made during such fiscal year other than Financed Capital Expenditures; (ii) aggregate distributions for or payments of Taxes payable during such fiscal year; (iii) aggregate scheduled or required payments of principal and interest paid on Indebtedness during such fiscal year; (iv) aggregate prepayments of principal on Indebtedness paid during such year, but only if such prepayments are applied to the principal amount of the Term Loans in the inverse order of maturity, rather than to any principal payments that are due during such year; (v) any increase (or minus any decrease) in Working Capital for such fiscal year; (vi) aggregate payments to the Parent and/or Ultimate Parent pursuant to the terms of the shared services arrangements and other similar transactions contemplated by Section 7.08(b) hereof; (vii) add-backs taken into account in the calculation of Consolidated Adjusted EBITDA pursuant to clauses (v), (vi), (vii), (xi), (xii), (xiii), (xv) or (xvi) of such definition, and (viii) any Acquired EBITDA. “Permitted Distributions” means, the aggregate cash distributions or dividends by the Borrowers to Parent and/or Ultimate Parent being made: (i) on the Closing Date in accordance with Section 6.11; (ii) with the proceeds of any Optional Loans borrowed after the Closing Date in accordance with Section 6.11; and (iii) otherwise from time to time but, in the case of this clause (iii) only, also subject to all of the following additional requirements, (a) in no event prior to making any mandatory prepayment, if any, due under Section 2.7(e) based upon Consolidated Excess Cash Flow for the immediately preceding fiscal year and (b) in no event in an aggregate amount in excess of as applicable, (1) $30,000,000 in one distribution on the Second Amendment Effective Date, (2) $15,000,000 in one distribution on the Third Amendment Effective Date, (3) $5,000,000 in 2022 $42,000,000 in one distribution on the Fourth Amendment Effective Date and an additional distribution of $3,000,000 within 90 days after the Fourth Amendment Effective Date, (4) $810,000,000 in 2023, (5) $810,000,000 in 2024, (6) $810,000,000 in 2025, (7), $10,000,000 in 2026, (8) 10,000,000 in 2027, which are, in turn, distributed to the holders of Parent’s and/or Ultimate Parent’s Equity Interests so long as the Borrowers shall have delivered to Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, (x) except with respect to the distributions on the Second Amendment Effective Date, and Third Amendment Effective Date, and Fourth Amendment Effective Date and any distribution within 90 days after the Fourth Amendment Effective Date, the audited financial statements required by Section 6.01(b) for Borrowers’ immediately preceding fiscal year and (y) evidence

4 BN 70929411v9 10892223v3 that immediately before and after giving effect to such dividends or distributions (A) no Event of Default shall have occurred and be continuing at the time thereof or result therefrom, (B) the Loan Parties are in Pro Forma Compliance with each of the financial covenants set forth in Section 7.11 and (C) the Loan Parties Borrowers have aggregate balance sheet cash of at least $5,000,000. “Term Loan Maturity Date” means December 31, 2025 June 30, 2027, or such earlier date as the Term Loans shall become due and payable in full in accordance with the terms hereof (whether by acceleration or otherwise). 4. Amendment of “Consolidated Adjusted EBITDA” Definition. The “Consolidated Adjusted EBITDA” definition in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the second to last paragraph of such definition as follows: “Notwithstanding the foregoing there shall be included in determining Consolidated Adjusted EBITDA for any period or measurement, without duplication, to the extent not included in net income, the Acquired EBITDA of any Person, property, business or asset acquired by the Borrowers or any Subsidiary during such period to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired, including pursuant to a transaction consummated prior to the Closing Date, and not subsequently so disposed of, an “Acquired Entity or Business”), in each case, based on the Acquired EBITDA of such Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) determined on a historical Pro Forma Basis, in an amount not to exceed 10% of Consolidated Adjusted EBITDA; provided that notwithstanding anything else set forth herein, the Acquired EBITDA of Marconi Wireless Holdings, LLC shall be the Consolidated Adjusted EBITDA of Marconi Wireless Holdings, LLC from October 1, 2021 through June 30, 2022.” 5. New Term Loans. Section 2.01 of the Credit Agreement is hereby amended and restated to read in full as follows: “2.01 Term Loans; Term Loan Commitments. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan (each, a ‘Term Loan’ and collectively, the ‘Term Loans’) to the Borrowers on the Fourth Amendment Effective Date in an aggregate principal amount equal to the amount of the Term Loan Commitment of such Lender. After the funding of its respective Term Loans in an amount equal to its respective Term Loan Commitment on the Fourth Amendment Effective Date, each such Lender’s respective Term Loan Commitments shall expire. (b) Subject to Sections 3.02 and 3.03, all Term Loans shall be SOFR Loans. (c) Each Lender shall maintain in its internal records an account or accounts evidencing the Indebtedness hereunder of the Borrowers to such Lender, including the amounts of the Term Loans made by such Lender and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on the Borrowers, absent manifest error;

5 BN 70929411v9 10892223v3 provided, that the failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Term Loan Commitment or the Borrowers’ Obligations in respect of any Term Loans; and provided further, in the event of any inconsistency between the Register and any Lender’s records, the recordations in the Register shall govern. If so requested by any Lender by written notice to the Borrowers (with a copy to the Administrative Agent), the Borrowers shall execute and deliver to such Lender a Term Note substantially in the form of Exhibit F (a ‘Term Note’) to evidence such Lender’s Term Loans. (d) On each date set forth below, the Borrowers shall repay the principal of the Term Loans in an aggregate amount equal to the corresponding amount set forth below (each such amount, a ‘Term Loan Reduction Installment’): Payment Date Term Loan Reduction Installment Amount September 30, 2022 $2,812,500 December 31, 2022 $2,812,500 March 31, 2023 $4,687,500 June 30, 2023 $4,687,500 September 30, 2023 $4,687,500 December 31, 2023 $4,687,500 March 31, 2024 $3,750,000 June 30, 2024 $3,750,000 September 30, 2024 $3,750,000 December 31, 2024 $3,750,000 March 31, 2025 $3,750,000 June 30, 2025 $3,750,000 September 30, 2025 $3,750,000 December 31, 2025 $3,750,000 March 31, 2026 $3,750,000 June 30, 2026 $3,750,000 September 30, 2026 $3,750,000 December 31, 2026 $3,750,000 March 31, 2027 $2,812,500 The final Term Reduction Installment shall be due on the Term Loan Maturity Date and shall be in an amount equal to all principal and interest outstanding with respect to the Term Loans. The aggregate amount payable to any Term Loan Lender on any date set forth in this Section 2.01(d) shall be determined in accordance with the provisions of Section 2.14. (e) The Borrowers shall give the Administrative Agent irrevocable written notice, substantially in the form of a Loan Notice (which notice must be received by the Administrative Agent prior to 9:00 a.m., Los Angeles time, on the Fourth Amendment Effective Date) requesting that the Lenders make the Term Loans in accordance with their respective Term Loan Commitments on the Fourth Amendment Effective Date. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender thereof. Not later than 11:00 a.m., Los Angeles time, on the Fourth Amendment Effective Date, each Lender shall make available to the Administrative Agent the amount of such Lender’s Term Loan Commitment in immediately

6 BN 70929411v9 10892223v3 available funds by wiring such amount to such account as the Administrative Agent shall specify. On the Fourth Amendment Effective Date, the Administrative Agent may, in the absence of notification from any Lender that such Lender will not make its pro rata share available to the Administrative Agent on such date, credit the account of the Borrowers on the books of the Administrative Agent (or credit such other account as the Borrowers shall instruct the Administrative Agent in writing) in an amount equal to the aggregate Term Loan Commitments. (f) Neither the Administrative Agent nor any Lender shall be responsible for the obligations or Term Loan Commitment of any other Lender hereunder, nor will the failure of any Lender to comply with the terms of this Agreement relieve any other Lender or the Borrowers of their obligations under this Agreement. (g) Borrower shall use all of the proceeds of the Term Loans made on the Fourth Amendment Effective Date to repay in full the then outstanding principal amount and all accrued and unpaid interest on the Term Loans made by certain of the Lenders on the Second Amendment Effective Date, to make a Permitted Distribution on the Fourth Amendment Effective Date, to make a Permitted Distribution within 90 days after the Fourth Amendment Effective Date, and for working capital and general corporate purposes.” 6. Amendment of Section 6.14(d). Section 6.14(d) of the Credit Agreement is hereby amended and restated in its entirety so that it reads in full as follows (deleted text is indicated by strikethrough formatting; added text is indicated in bold, italicized and underscored type): “(d) Accounts; Account Control Agreements. At all times from and after the date that is ninety (90) days after the Closing Date (except with respect to the deposit account maintained by Marconi Wireless Holdings, LLC at Wells Fargo as of the Fourth Amendment Effective Date, in which case after the date that is 60 days from the Fourth Amendment Effective Date), the Borrowers Loan Parties shall not open, maintain or otherwise have any deposit or other accounts (including securities accounts) at any bank or other financial institution, or any other account where money or securities are or may be deposited or maintained with any Person, other than (a) deposit accounts and securities accounts maintained with the Administrative Agent or another Lender, (b) deposit accounts that are maintained at all times with depositary institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement, (c) securities accounts that are maintained at all times with financial institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement, (d) deposit accounts established solely as payroll, trust, benefit and other zero balance accounts and such accounts are held at Banc of California, (e) other deposit accounts, so long as at any time the balance in any such account does not exceed $150,000 and the aggregate balance in all such accounts does not exceed $500,000 and such accounts are held at Banc of California, (f) other deposit accounts, so long as at any time the balance in any such account does not exceed $50,000 and the aggregate balance in all such accounts does not exceed $150,000 and (g) accounts exclusively used for payroll, payroll taxes or employee benefits, to the extent the amounts on deposit therein do not exceed the amounts reasonably expected to be required for such purposes (the accounts described in clauses (d) and (g), collectively, the “Excluded Accounts”).”

7 BN 70929411v9 10892223v3 7. Amendment of Consolidated Total Funded Debt Ratio Covenant. Section 7.11(a) of the Credit Agreement is hereby amended and restated to read in full as follows: “(a) Consolidated Total Funded Debt Ratio. Permit the Consolidated Total Funded Debt Ratio as of the end of any Measurement Period ending as of the end of any fiscal quarter of the Borrowers set forth below to be greater than the ratio set forth below opposite such period: Measurement Period Ending Maximum Consolidated Total Funded Debt Ratio June 30, 2022 2.50:1.00 September 30, 2022 2.50:1.00 December 31, 2022 2.50:1.00 March 31, 2023 2.25:1.00 June 30, 2023 2.00:1.00 September 30, 2023 2.00:1.00 December 31, 2023 1.75:1.00 March 31, 2024 1.75:1.00 June 30, 2024 and each fiscal quarter ending thereafter 1.50:1.00 8. Amendment of Schedule 1.01(a). Schedule 1.01(a) of the Agreement is hereby amended to amend and restate the address for notices for the Administrative Agent in its entirety as set forth below: Administrative Agent: Banc of California, N.A. 601 South Figueroa Street, Suite 2800 Los Angeles, California 90017 Attn: Carlos Ramos Phone: (213) 226-9221 Email: Carlos.Ramos@bancofcal.com Banc of California, N.A. 601 South Figueroa Street, Suite 2800 Los Angeles, California 90017 Attn: General Counsel Email: legal@bancofcal.com With a copy to (which shall not constitute notice): Buchalter, a Professional Corporation

8 BN 70929411v9 10892223v3 500 Capitol Mall, Suite 1900 Sacramento, California 95814-4737 Attn: Benjamin M. Heuer, Esq. Phone: (916) 954-5195 Email: bheuer@buchalter.com 9. Amendment of Schedule of Commitments and Applicable Percentages. Schedule 1.1(b) to the Credit Agreement is hereby amended and restated to read in full as set forth on Schedule 1.1(b) to this Amendment. 10. Updated Schedules of Borrowers. Schedules 1.01(c), 5.10, 5.20(a), 5.20(b), 5.21(d)(i), 5.21(f) and 5.21(g)(i) to the Credit Agreement are hereby amended and restated to read in full as set forth on Schedules 1.01(c), 5.10, 5.20(a), 5.20(b), 5.21(d)(i), 5.21(f) and 5.21(g)(i) to this Amendment. 11. Amendment of Term Note Exhibit. Exhibit F to the Credit Agreement is hereby amended and restated to read in full as set forth on Exhibit F to this Amendment (deleted text from Exhibit F is indicated by strikethrough formatting; added text to Exhibit F is indicated in bold, italicized and underscored type). 12. Commitment Fee for Term Loans. On the Fourth Amendment Effective Date, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a one- time, non-refundable and fully earned commitment fee equal to fifty (50) basis points times the Aggregate Commitments of the Lenders to make the Term Loans (i.e., a fee of $375,000). 13. Removal of City National Bank as a Lender. Upon repayment of the outstanding principal amount of the Term Loans held by City National Bank immediately prior to the Fourth Amendment Effective Date, and accrued interest thereon, with the proceeds of the new Term Loans being made on the Fourth Amendment Effective Date, City National Bank shall no longer be a Lender under the Credit Agreement and shall have no further interests, rights or obligations under the Credit Agreement and the related Loan Documents. 14. Permitted Acquisition. The Acquisition by Holdco of 100% of the membership interests of Marconi Wireless Holdings, LLC shall be considered a “Permitted Acquisition” for all purposes under the Loan Documents. 15. Conditions Precedent. This Amendment shall be effective on the Fourth Amendment Effective Date subject to the satisfaction of each of the following conditions: (i) This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Secured Guarantors, and the Lenders; (ii) Replacement Notes. The Administrative Agent shall have received a promissory note executed by a Responsible Officer of each Borrower in favor of each Lender, in the original principal amount of such Lender’s Term Loan Commitment; (iii) Officer’s Certificate. The Administrative Agent shall have received an Officer’s Certificate dated the Fourth Amendment Effective Date, certifying as to the Organization

9 BN 70929411v9 10892223v3 Documents of each Borrower (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Borrower, the good standing, existence or its equivalent of each Borrower and of the incumbency (including specimen signatures) of the Responsible Officers of each Borrower; (iv) Loan Notice. The Administrative Agent shall have received a Loan Notice with respect to the Term Loans to be made on the Fourth Amendment Effective Date; (v) Acknowledgment of Guaranties by Parent and Ultimate Parent. Parent and Ultimate Parent shall have executed the Acknowledgment of Parent and Ultimate Parent Guarantors attached to this Amendment; (vi) Joinder Agreement. The Administrative Agent shall have received a Joinder Agreement, duly executed by Marconi Wireless Holdings, LLC, a Delaware limited liability company. (vii) Fees. The Administrative Agent shall have received payment from Borrowers, for the benefit of the Lenders, of the Commitment Fee required by Section 12 hereof, and the Administrative Agent shall have received all fees owing pursuant to a separate fee letter agreement between the Administrative Agent and the Borrowers; (viii) Expenses. The Administrative Agent shall have received payment from the Borrowers of all costs and expenses (including, without limitation, the reasonable fees and expenses of Buchalter, P.C., outside counsel to the Administrative Agent) incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced on or before the Fourth Amendment Effective Date; (ix) Representations and Warranties. The representations and warranties of the Borrowers and each other Loan Party contained in Article II or Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Fourth Amendment Effective Date, except (i) that for purposes of this Section 4.01(p), the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(b), respectively; and (ii) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; (x) Default. No Default shall exist, or would result from the Term Loans or from the application of the proceeds thereof; (xi) Other Documents. All other documents provided for herein or which the Administrative Agent or any other Lender may reasonably request or require; and (xii) Additional Information. Such additional information and materials which the Administrative Agent and/or any Lender shall reasonably request or require.

10 BN 70929411v9 10892223v3 16. Conditions Subsequent. In the event that Borrowers shall fail to fulfill any of the conditions subsequent set forth below on or before the dates indicated to the reasonable satisfaction of Administrative Agent, such failure shall constitute an Event of Default: (i) Contribution Agreement. On or before June 30, 2022, the Administrative Agent shall have received a Contribution Agreement between Parent and Holdco pursuant to which Parent shall have contributed, transferred, assigned, conveyed and delivered to Holdco all of Parent’s right, title and interest in, to and under 100% of the membership interests of Marconi Wireless Holdings, LLC. (ii) Marconi Wireless Holdings, LLC Deposit Account. On or before 60 days from the Fourth Amendment Effective Date, the Loan Parties shall be in compliance with respect to Section 6.14(d) of the Credit Agreement with respect to the deposit account number 4120311865 maintained by Marconi Wireless Holdings, LLC at Wells Fargo as of the date hereof. 17. Reaffirmation and Ratification. The Borrowers and the Secured Guarantors hereby reaffirm, ratify and confirm the Obligations under the Credit Agreement and acknowledge that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect. 18. Integration. This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment. 19. Counterparts; Electronic Signatures. This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The parties may deliver executed copies of the documents required by Section 15 to the Administrative Agent on the Fourth Amendment Effective Date. The parties shall deliver the originals of such documents to the Administrative Agent no later than thirty (30) days after the Fourth Amendment Effective Date. 20. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of California. [Rest of page intentionally left blank; signature pages follow]

SECURED GUABANTORS NETZERO,INC., a Delaware corporation By: Name: Title: Kenneth Young Chief Executive Officer JUNO ONLINE SERVICES, INC., a Delaware corporation By Name: Title: Kenneth Young Chief Executive Officer JUNO INTERNET SERVICES, INC., a Delaware corporation By: Name: Title: Kenneth Young Chief Executive Officer CLASSMATES MEDIA CORPORATION, a Delaware corporation By Name Title: Kennetn Young Chief Executive Officer NETZERO MODECOM,INC., a Delaware corporation By: Name: Title: Kenneth Young Cnief niecutive Officer Fourth Amendment to Credit Agreement DocuSign Envelope ID: 473D4110-360D-42E0-8FF6-F0CB829B185C

NETZERO WIRELESS, INC., a Delaware corporation Name Title: By By: By: Kenneth Youns Chief Executive Officer UNITED ONLINE ADVERTISING NETWORK,INC., a Delaware corporation Name Title: Kenneth Young Chief Executive Officer UNITED ONLINE WEB SERVICES, a Delaware corporation Name: Title: Kenneth Youns Chief Executive Officer Kenneth Young Chief Executive Officer MAGICJACK HOLDINGS CORPORATION, a Delaware corporation By: Name: Title: BROADSMART HOLDING CO INC., a Delaware corporation By: Name: Title: Kenneth Yorrns Chief Executive Officer Fourth Amendment to Credit Agreement DocuSign Envelope ID: 473D4110-360D-42E0-8FF6-F0CB829B185C

MAGICJACK VOIP SERVICES, LLC, a Delaware limited liability company By: Name: Title: Kennefh Vnrrno Chief Officer MAGICJACK LP, a Delaware limited partnership By: MAGICJACKHOLDINGSCORPORATION' its General Partner By Name: Title: Kenneth Young Chief Executive Officer YMAX COMMUNICATIONS CORP. OF vIRGINIA, a Virginia corporation By Name: Title: Kenneth Y MAGICJACK SMB,INC., a Florida corporation By: Name: Title: Kenneth Yolln g Chief Executive Officer Fourth Amendment to Credit Agreement DocuSign Envelope ID: 473D4110-360D-42E0-8FF6-F0CB829B185C

ADMINISTRATIVE AGENT: BANC OF CALIFORNIA, N.A., as Ad, r r tive Agent By:-�::.;,;....--=-------------- Name: Carlos Ramos Title: SYP - Market Manager Fourth Amendment to Credit Agreement

LENDERS: BAN � C CALIFORNIA, N.A. By: _ _____,,_,l'C------------ Nam -:· arlos Ramos Title: SVP - Market Manager Fourth Amendment to Credit Agreement

Justin Dargavel SVP

BANKUNITED, N.A.

By: ______________________________
Craig Kincade
Senior Vice President

Fourth Amendment to Credit Agreement

Fourth Amendment to Credit Agreement BANK HAPOALIM B.M. By: Name: Title: By: Name: Title: Lorena Mann VP Carl Giordano, SVP

Fourth Amendment to Credit Agreement 10892223v3 CITY NATIONAL BANK By: Name: Stephanie Leimbach Title: Vice President

ACKNOWLliDGMENT OF PARENT AND ULTIMATE PARENT GUARANTORS The undersigned (the "Parent and Ultimate Parent Guarantors") hereby acknowledge and agree to the attached Founh Amendment to Credit Agreement (the "Fourth Amendment"), including, without limitation, the Term Loans to me made by the Lenders to the Borrowers thereunder. The Parent and Ultimate Parent Guarantors acknowledge and reaffirm their obligations owing to the Secured Parties under their respective unconditional guaranties (collectively, the "Guaranties"), and the Parent and Ultimate Parent Guarantors agree that their respective Guaranties are and shall remain in full force and effect notwithstanding the Fourth Amendment. Although the Parent and Ultimate Parent Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Parent and Ultimate Parent Guarantors understand that neither the Administrative Agent nor any other Secured Party has any obligation to inform the Parent and Ultimate Parent Guarantors of such matters in the future nor any obligation to seek the Parent and Ultimate Parent Guarantors' acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty. All initially capitalized terms used in this Acknowledgment of Guarantors shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the Fourth Amendment. B. RILEY PRINCIPAL INVESTMENTS, LLC,a Delaware limited liability company � By:---'�------........,......�_______.�..._? ::::'J -Name:----'P�h�il�lip�A�l�in"-----------Title: __ C_f'_O __________ _ B. RILEY FINANCIAL, INC.,a Delaware corporation ���-e_:_P�fl,--1 �-A-�-:-r-..... �� ...... ' -.+-'/�--'<,-- --�-----------Title: CFO -------------- Acknowledgment of Parent and Ultimate Parent Guarantors (Fourth Amendment to Credit Agreement) Dated: As of June __ 2022 21,

Schedule 1.01(b) BN 70929411v9 10892223v3 SCHEDULE 1.01(b) Commitments and Applicable Percentages Lender New Term Loan Commitment Applicable Percentage Banc of California, N.A. $35,000,000 46.6666667% Umpqua Bank $15,000,000 20.0000000% Bank Hapoalim B.M. $15,000,000 20.0000000% BankUnited, N.A. $10,000,000 13.3333333% Total: $75,000,000 100%

BN 70929411v9 10892223v3 SCHEDULES 1.01(c), 5.10, 5.20(a), 5.20(b), 5.21(d)(i), 5.21(f) and 5.21(g)(i) (See Attached)

Exhibit F 1 BN 70929411v9 10892223v3 EXHIBIT F [Form of] Term Note June 21, 2022 FOR VALUE RECEIVED, the undersigned (collectively, the “Borrowers”), jointly and severally, hereby promise to pay to [_____________________] or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Term Loan made by the Lender to the Borrowers on the Fourth Amendment Effective Date under that certain Credit Agreement, dated as of December 19, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among BRPI Acquisition Co LLC, a Delaware limited liability company, United Online, Inc., a Delaware corporation and YMax Corporation, a Delaware corporation (collectively, the “Borrowers”), the Secured Guarantors, the Lenders from time to time party thereto, and Banc of California, N.A., as Administrative Agent. The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of the Term Loan made by the Lender to the Borrowers from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement. This Term Note is one of the Term Notes referred to in the Credit Agreement, and the holder is entitled to the benefits thereof. The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its Term Loan and payments with respect thereto. The Borrowers, for themselves and their respective successors and assigns, hereby waive diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note. Delivery of an executed counterpart of a signature page of this Term Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Term Note. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit F 2 BN 70929411v9 10892223v3 BRPI ACQUISITION CO LLC, a Delaware limited liability company UNITED ONLINE, INC., a Delaware corporation YMAX CORPORATION, a Delaware corporation By: Name: Title:

Schedule 1.01(c)

Responsible Officers

COMPANY	OFFICER NAME	OFFICE	BOARD
BRPI ACQUISITION CO LLC	Kenneth Young	Chief Executive Officer	Sole Member: B. Riley Principal Investments, LLC
	Ananth Veluppillai	President	
	Phillip Ahn	Chief Financial Officer	
	Howard Weitzman	Chief Accounting Officer	
	Alan Forman	General Counsel & Secretary	
MARCONI WIRELESS HOLDINGS, LLC (dba Credo Mobile)	Kenneth Young	Chief Executive Officer	Sole Member: B. Riley Principal Investments, LLC. (Effective June 30, 2022, Membership Interests will be transferred to BRPI Acquisition Co LLC.)
	Ananth Veluppillai	President	
	Phillip Ahn	Chief Financial Officer	
	Howard Weitzman	Chief Accounting Officer	
	Alan Forman	General Counsel & Secretary	
	Laurie Frank	VP, Operations	
UNITED ONLINE, INC.	Kenneth Young	Chief Executive Officer	Bryant R. Riley Thomas J. Kelleher Phillip J. Ahn
	Ananth Veluppillai	President	
	Phillip Ahn	Chief Financial Officer	
	Howard Weitzman	Chief Accounting Officer	
	Alan Forman	General Counsel & Secretary	
	Patrick E. Murphy	Senior Vice President	
	Curtis Varner	Senior Vice President	
	Laurie Frank	VP, Operations	
	Daniel Palmadesso	VP & Assistant General Counsel	
CLASSMATES MEDIA CORPORATION **JUNO INTERNET SERVICES, INC.** **JUNO ONLINE SERVICES, INC.** **NETZERO MODECOM, INC.**	Kenneth Young	Chief Executive Officer	Bryant R. Riley Thomas J. Kelleher Phillip J. Ahn
	Ananth Veluppillai	President	
	Howard Weitzman	Chief Accounting Officer	
	Alan Forman	General Counsel & Secretary	
	Patrick E. Murphy	Senior Vice President	
	Curtis Varner	Senior Vice President

NETZERO, INC. UNITED ONLINE ADVERTISING NETWORK, INC. UNITED ONLINE WEB SERVICES, INC.

COMPANY	OFFICER NAME	OFFICE	BOARD
NETZERO WIRELESS, INC.	Kenneth Young	Chief Executive Officer	Bryant R. Riley Thomas J. Kelleher Phillip J. Ahn
	Ananth Veluppillai	President	
	Phillip Ahn	Chief Financial Officer	
	Howard Weitzman	Chief Accounting Officer	
	Alan Forman	General Counsel & Secretary	
	Laurie Frank	VP, Operations	
YMax Corporation	Kenneth Young	Chief Executive Officer	Bryant R. Riley Thomas J. Kelleher Phillip J. Ahn
	Ananth Veluppillai	President	
	Phillip Ahn	Chief Financial Officer	
	Howard Weitzman	Chief Accounting Officer	
	Alan Forman	General Counsel & Secretary	
	Laurie Frank	VP, Operations	
magicJack Holdings Corporation	Kenneth Young	Chief Executive Officer	Bryant R. Riley Thomas J. Kelleher Phillip J. Ahn
	Ananth Veluppillai	President	
	Phillip Ahn	Chief Financial Officer	
	Howard Weitzman	Chief Accounting Officer	
	Alan Forman	General Counsel & Secretary	
	Laurie Frank	VP, Operations	
magicJack LP	Kenneth Young	Chief Executive Officer	MJ Holdings is GP
	Ananth Veluppillai	President	
	Phillip Ahn	Chief Financial Officer	
	Howard Weitzman	Chief Accounting Officer	
	Alan Forman	General Counsel & Secretary	
	Laurie Frank	VP, Operations	
YMax Communications Corp. of Virginia	Kenneth Young	Chief Executive Officer	Bryant R. Riley Thomas J. Kelleher Phillip J. Ahn
	Ananth Veluppillai	President	
	Phillip Ahn	Chief Financial Officer	
	Howard Weitzman	Chief Accounting Officer

Alan Forman General Counsel & Secretary Laurie Frank VP, Operations

COMPANY	**OFFICER NAME**	**OFFICE**	**BOARD**
magicJack SMB, Inc.	Kenneth Young	Chief Executive Officer	Bryant R. Riley Thomas J. Kelleher Phillip J. Ahn
	Ananth Veluppillai	President	
	Phillip Ahn	Chief Financial Officer	
	Howard Weitzman	Chief Accounting Officer	
	Alan Forman	General Counsel & Secretary	
	Laurie Frank	VP, Operations	
Broadsmart Holding Co Inc. (Dissolution in process)	Kenneth Young	Chief Executive Officer	Bryant R. Riley Thomas J. Kelleher Phillip J. Ahn
	Ananth Veluppillai	President	
	Howard Weitzman	Chief Accounting Officer	
	Alan Forman	General Counsel & Secretary	
magicJack VoIP Services, LLC	Kenneth Young	Chief Executive Officer	Bryant R. Riley Thomas J. Kelleher Phillip J. Ahn
	Ananth Veluppillai	President	
	Phillip Ahn	Chief Financial Officer	
	Howard Weitzman	Chief Accounting Officer	
	Alan Forman	General Counsel & Secretary	
	Laurie Frank	VP, Operations

Schedule 5.10 Insurance SEE ATTACHED.

2021-2022 POLICIES: List of all B. Riley Financial/United Online and magicJack Policies and Coverages

v6215022

Company	Policy type	Type	Broker 2020-21	Insurer	Policy#	Entity / Covered Parties	EFFECTIVE DATE	EXPIRE DATE	Coverage Description	Limits
BRF	**Workers Compensation**	WC	Crystal/Alliant	CHUBB	71738626	B.Riley Financial, Inc. and subsidiaries AND United Online, Inc. and its subsidiaries and GlassRatner	9/1/2021	9/1/2022	Employers Liability Bodily Injury by Each Accident Bodily Injury by Disease Policy Limit Bodily Injury Each Employee	$1,000,000 $1,000,000 $1,000,000
BRF	**Automobile**	P&C	Crystal/Alliant	Chubb/Great Northern Ins C	73599534	B.Riley Financial, Inc. and subsidiaries AND United Online, Inc. and its subsidiaries and GlassRatner	9/1/2021	9/1/2022	Hired and Non Owned Auto Liability Physical Damage – Comp/Coll	$1,000,000
BRF	**Commercial Package: - Property including Earthquake Coverage/Flood**	P&C	Crystal/Alliant	Chubb/Great Northern Ins Co	36049107	B.Riley Financial, Inc. and subsidiaries AND United Online, Inc. and its subsidiaries and GlassRatner	9/1/2021	9/1/2022	Blanket Business Personal Property Blanket Business Income Earthquake and Flood	$31,356,326 $16,203,058 $5M CA and $5M other locations and $5M Flood
BRF	**General Liability**	P&C	Crystal/Alliant	Chubb/Great Northern Ins Co	see package	B.Riley Financial, Inc. and subsidiaries AND United Online, Inc. and its subsidiaries and GlassRatner	9/1/2021	9/1/2022	General Aggregate Prod & Comp Ops Aggregate Per Occurrence Personal /Advertising Injury Damage to Premises Rented Medical Payments Employee Benefits Liability Emp. Benefit Agg Limit:	$ 2,000,000 $ 2,000,000 $ 1,000,000 $ 1,000,000 $ 1,000,000 $ 10,000 $1,000,000 $1,000,000
BRF	**Umbrella**	P&C	Crystal/Alliant	Chubb/Great Northern Ins Co	78185288 79895	B.Riley Financial, Inc. and subsidiaries AND United Online, Inc. and its	9/1/2021	9/1/2022	Aggregate Limit	$25,000,000
BRF	**D&O Primary,Employment Practice Liability, and Fiduciary Liability**	FIN	Alliant	XL Specialty Inc.	ELU177598-21	B.Riley Financial, Inc. and subsidiaries	9/1/2021	9/1/2022	Management liability Shared $15M between D&O and Fid. & $5M EPL	$20 M total / $5M
BRF	**Employment Practices Liability**	FIN	Alliant	XL Specialty Inc.	In D&O	B.Riley Financial, Inc. and subsidiaries	9/1/2021	9/1/2022	Employment Practices Liability	
BRF	**D&O Excess/Fiduciary**	FIN	Alliant	Endurance/Sompo	FIX30001937301	B.Riley Financial, Inc. and subsidiaries	9/1/2021	9/1/2022	Rides on top of Primary	$5,000,000
BRF	**D&O Excess/Fiduciary**	FIN	Alliant	Berkley Pro	BPRO8073753	B.Riley Financial, Inc. and subsidiaries	9/1/2021	9/1/2022	Rides on top of Sompo	$5,000,000
BRF	**D&O Excess Side A DiC**	FIN	Alliant	Chubb/ACE American Ins. Co	G28420225 005	subsidiaries AND United Online, Inc. and its	9/1/2021	9/1/2022	Management liability	5,000,000 xs $15M
GAG/UOL/GR/BRCS/YMAX/BRPI	**Crime Policy - GAG/UOL /GR/BRCS/YMAX/BRPI**	FIN	Alliant	XL Specialty Inc.	ELU169836-20	United Online, Inc. and GAG and Glas	9/1/2021	9/1/2022	Crime Policy for United Online, Inc. and GAG Entities Only (A) Employee Theft Coverage: (B) Premises Coverage (C) In Transit Coverage: (D) Forgery Coverage: (E) Computer Fraud Coverage: (F) Funds Transfer Fraud Coverage: (G) Money Order and Counterfeit Currency Fraud Coverage: (H) Credit Card Fraud Coverage: (I) Client Coverage (J) Expense Coverage:	$5,000,000 $100,000
UOL, YMAX	**Cyber Internet- E&O -tech E&O, Business Interruption / data recovery**	FIN	Alliant	XL Indian Harbor	MTP004259208	MagicJack, United Online, Inc. and its subsidiaries	9/1/2021	9/1/2022	Third party: $5M First Party: $10M Ransomeware: $10M Aggregate: $10M	$5,000,000 Primary Waiting Period: 12 hr All other $250k
UOL, YMAX	**EXCESS Cyber Internet- E&O -tech E&O, Business Interruption / data recovery**	FIN	Alliant	At-Bay	6613734-01	MagicJack, United Online, Inc. and its subsidiaries	9/1/2021	9/1/2022		$5M excess

Schedule 5.20(a)

Subsidiaries, Joint Ventures, Partnerships and Other Equity Investments

Subsidiary, joint venture, partnership or other equity investment	Number of shares of each class of Equity Interests outstanding	Number and percentage of outstanding shares of each class of Equity Interests Owned by the Loan Parties	Class or Nature of Equity Interests
Marconi Wireless Holdings, LLC (dba Credo Mobile)	None issued	Membership Interest (100%) owned by B. Riley Principal Investments, LLC (Effective June 30, 2022, Membership Interests will be transferred to BRPI Acquisition Co LLC.)	Membership Interests
United Online, Inc.	100 shares of Common Stock	100 shares of Common Stock (100%) owned by BRPI Acquisition Co LLC	Common Stock
YMax Corporation	10 shares of Common Stock	10 shares of Common Stock (100%) owned by United Online, Inc.	Common Stock
NetZero, Inc.	100 shares of Common Stock	100 shares of Common Stock (100%) owned by United Online, Inc.	Common Stock
Juno Online Services, Inc.	100 shares of Common Stock	100 shares of Common Stock (100%) owned by United Online, Inc.	Common Stock
Juno Internet Services, Inc.	100 shares of Common Stock	100 shares of Common Stock (100%) owned by United Online, Inc.	Common Stock
Classmates Media Corporation	960 shares of Class B Common Stock	960 shares of Class B Common Stock (100%) owned by United Online, Inc.	Class B Common Stock
NetZero Modecom, Inc.	10,000 shares of Common Stock	10,000 shares of Common Stock (100%) owned by United Online, Inc.	Common Stock
NetZero Wireless, Inc.	10,000 shares of Common Stock	10,000 shares of Common Stock (100%) owned by United Online, Inc.	Common Stock
United Online Advertising Network, Inc.	10 shares of Common Stock	10 shares of Common Stock (100%) owned by United Online, Inc.	Common Stock
United Online Web Services, Inc.	10 shares of Common Stock	10 shares of Common Stock (100%) owned by United Online, Inc.	Common Stock
magicJack Holdings Corporation	1 share of Common Stock	1 share of Common Stock (100%) owned by YMax Corporation	Common Stock
YMax Communications Corp.	1,000 shares of Common Stock	1,000 shares of Common Stock (100%) owned by YMax Corporation	Common Stock
BroadSmart Holding Co Inc. (Dissolution in process)	100 shares of Common Stock	100 shares of Common Stock (100%) owned by YMax Corporation	Common Stock
magicJack LP	1,000 Equity Shares	Partnership Interest 99.99% owned by YMax Corporation and 0.01% owned by magicJack Holdings Corporation	Equity Shares

YMax Communications Corp. of Virginia 1,000 shares of Common Stock 100% owned by YMax Communications Corp. Common Stock

magicJack SMB, Inc.	1,000 shares of Common Stock	1,000 shares of Common Stock (100%) owned by YMax Corporation	Common Stock
United Online Software Development (India) Private Limited	5,000 Equity Shares	4,999 Equity Shares (99.98)% owned by Juno Online Services, Inc. 1 Equity Share (.02)% owned by NetZero, Inc.	Equity Shares
magicJackVocalTec LTD. (liquidation in process)	16,248,299 shares of Common Stock	100% Owned by BRPI Acquisition Co LLC	Common Stock
Tdsoft Ltd	25,928,621 Equity Shares	25,928,621 Equity Shares 100% owned by magicJack VocalTec LTD	Equity Shares
CrosIT Solutions Ltd.	90,000 shares of Common Stock	90,000 shares of Common Stock (100%) owned by magicJack VocalTec LTD	Common Stock
magicJack VoIP Services, LLC	None issued	Membership Interest 100% owned by BRPI Acquisition Co LLC	Membership Interest

Schedule 5.20(b) Loan Parties Loan Party Legal Name Former Names (last 4 months) Jurisdiction of Organization Foreign Qualified Jurisdictions Principal Place of Business Address Federal Taxpayer Number Organization Identification Number Ownership Information Industry or Nature of Business BRPI Acquisition Co LLC N/A Delaware N/A 30870 Russell Ranch Road, Suite 250 Westlake Village, CA 91362 83- 1787855 100% Owned by B. Riley Principal Investments, LLC Parent company Marconi Wireless Holdings, LLC (dba Credo Mobile) N/A Delaware Alabama Arizona Arkansas California Colorado Connecticut District of Columbia Florida Georgia Hawaii Idaho Illinois Indiana Iowa Kansas Kentucky Louisiana Maine Maryland Massachusetts Michigan Minnesota Mississippi Missouri Montana Nebraska Nevada New Hampshire New Jersey 1300 North 17th Street, Suite 1400, Arlington, VA 22209 87-1924697 6052899 100% Owned by B. Riley Principal Investments, LLC (Effective June 30, 2022 Membership Interests will be transferred to BRPI Acquisition Co LLC) Mobile Virtual Network Operator (MVNO) is cellular services provider. Dba Credo Mobile; Owns trademarks and domains; is party to material contracts; has material revenues, expenses, assets and liabilities

			New Mexico New York North Carolina North Dakota Ohio Oklahoma Oregon Pennsylvania Rhode Island South Carolina South Dakota Tennessee Texas Utah Vermont Virginia Washington West Virginia Wisconsin Wyoming					
United Online, Inc.	N/A	Delaware	California	30870 Russell Ranch Road, Suite 250 Westlake Village, CA 91362	77-0575839	3395936	100% Owned by BRPI Acquisition Co LLC	Parent company - Owns patents and trademarks; is party to material contracts Maintains material asset (concentrated cash balances)
YMax Corporation	N/A	Delaware	FL, AZ, DC, NJ, PA, TX	1655 Palm Beach Lakes Blvd., Suite 1012 West Palm Beach, FL 33401	20-2228721	3917109	100% owned by United Online, Inc.	Holding Company for US operating subsidiaries, primarily, YMax Communications Corp, magicJack LP, ~~Broadsmart Global, Inc~~ and magicJack SMB Inc.
NetZero, Inc.	N/A	Delaware	California, Nevada, New York, Virginia, Washington	30870 Russell Ranch Road, Suite 250 Westlake Village, CA 91362	95-4644384	3032322	100% Owned by United Online, Inc.	Internet service provider - Owns patents and trademarks; is party to material contracts; has material revenues, expenses, assets and liabilities

Loan Party Legal Name	Former Names (last 4 months)	Jurisdiction of Organization	Foreign Qualified Jurisdictions	Principal Place of Business Address	Federal Taxpayer Number	Organization Identification Number	Ownership Information	Industry or Nature of Business
Juno Online Services, Inc.	N/A	Delaware	California, Nevada, New York, Washington	30870 Russell Ranch Road, Suite 250 Westlake Village, CA 91362	13-3914547	2640509	100% Owned by United Online, Inc.	Internet service provider - Owns patents and trademarks; is party to material contracts; for book accounting purposes, revenues, assets and liabilities part of NetZero, Inc.
Juno Internet Services, Inc.	N/A	Delaware	New Jersey, New York	30870 Russell Ranch Road, Suite 250 Westlake Village, CA 91362	13-4127465	3250529	100% Owned by United Online, Inc.	Internet service provider - no intellectual property; no material contracts; primarily employee related costs for 3 employees; cost plus arrangement with NetZero, Inc.
Classmates Media Corporation	N/A	Delaware	California	30870 Russell Ranch Road, Suite 250 Westlake Village, CA 91362	26-0657253	4390953	100% Owned by United Online, Inc.	Holding company; no current services; no intellectual property; no material contracts
NetZero Modecom, Inc.	N/A	Delaware	California	30870 Russell Ranch Road, Suite 250 Westlake Village, CA 91362	27-0864590	4710054	100% Owned by United Online, Inc.	Reseller of telecommunications services - no intellectual property; no material contracts
NetZero Wireless, Inc.	N/A	Delaware	California, Indiana, New York	30870 Russell Ranch Road, Suite 250 Westlake Village, CA 91362	32-0354175	5045587	100% Owned by United Online, Inc.	Mobile broadband service provider - Owns patents and trademarks; is party to material contracts; material assets,

Loan Party Legal Name	Former Names (last 4 months)	Jurisdiction of Organization	Foreign Qualified Jurisdictions	Principal Place of Business Address	Federal Taxpayer Number	Organization Identification Number	Ownership Information	Industry or Nature of Business
								liabilities, revenues and expenses
United Online Advertising Network, Inc.	N/A	Delaware	California, New York, Washington	30870 Russell Ranch Road, Suite 250 Westlake Village, CA 91362	83-0427758	3956870	100% Owned by United Online, Inc.	Advertising sales - No intellectual property; is party to material contracts; material commission revenues with NetZero, Inc.; 2 employees
United Online Web Services, Inc.	N/A	Delaware	California	30870 Russell Ranch Road, Suite 250 Westlake Village, CA 91362	20-0922351	3779698	100% Owned by United Online, Inc.	Web page hosting services - Owns trademarks / trade names; no material contracts; material assets, liabilities, revenues and expenses.
magicJack Holdings Corporation	N/A	Delaware	N/A	1655 Palm Beach Lakes Blvd., Suite 1012 West Palm Beach, FL 33401	N/A	4339780	100% owned by YMax Corporation	Holding Company – General Partner of magicJack, LP.
BroadSmart Holding Co Inc. (Dissolution in process)	N/A	Delaware	N/A	1655 Palm Beach Lakes Blvd., Suite 1012 West Palm Beach, FL 33401	N/A	7035789	100% Owned by YMax Corporation	Holding Company
magicJack LP	N/A	Delaware	FL, AL, AZ, AR, CA, CO, CT, DC, GA, HI, IL, IN,	1655 Palm Beach Lakes Blvd., Suite 1012	20-8897550	4338019	99.99% owned by YMax Corporation and 0.01% owned by	Provides VoIP telephony and related services to consumers through

Loan Party Legal Name	Former Names (last 4 months)	Jurisdiction of Organization	Foreign Qualified Jurisdictions	Principal Place of Business Address	Federal Taxpayer Number	Organization Identification Number	Ownership Information	Industry or Nature of Business
			IA, KS, KY, LA, ME, MD, MA, MN, MS, MO, NV, NJ, NY, NC, ND, OH, OK, PA, RI, SC, SD, TN, UT, VT, WA, WV, WI	West Palm Beach, FL 33401			magicJack Holdings Corporation	the magicJack device and mobile Apps.
YMax Communications Corp. of Virginia	N/A	Virginia	N/A	1655 Palm Beach Lakes Blvd., Suite 1012 West Palm Beach, FL 33401	20-8570530	6498539	100% owned by YMax Communications Corporation	Subsidiary of YMax Communications Corp – required for Virginia regulatory reasons – no "stand alone" operations.
magicJack SMB, Inc.	N/A	Florida	AL, AK, AZ, AR, CA, CO, CT, DE, DC, GA, HI, ID, IL, IN, IA, KS, KY, LA, ME, MD, MA, MI, MN, MS, MO, MT, NE, NV, NH, NJ, NM, NY, NC, ND, OH, OK, OR, PA, RI, SC, SD, TN, TX, UT, VT,	1655 Palm Beach Lakes Blvd., Suite 1012 West Palm Beach, FL 33401	81-1101638	P16000002630	100% owned by YMax Corporation	Provider of VoIP telephony services to small business customers.

Loan Party Legal Name Former Names (last 4 months) Jurisdiction of Organization Foreign Qualified Jurisdictions Principal Place of Business Address Federal Taxpayer Number Organization Identification Number Ownership Information Industry or Nature of Business VA, WA, WV, WI, WY. magicJack VoIP Services, LLC N/A Delaware N/A 1655 Palm Beach Lakes Blvd., Suite 1012 West Palm Beach, FL 33401 85- 2226933 7848784 100% owned by BRPI Acquisition Co LLC Provides VoIP telephony and related services to consumers through the magicJack device and mobile Apps.

Schedule 5.21(d)(i)

Deposit Accounts & Securities Accounts

Bank	Account No.	Entity	Account Description
Banc of California	2030122366	United Online	Sweep / Concentration
Banc of California	2030122315	United Online	Demand Deposit / Operating (Disbursements) / ZBA
Banc of California	2030126021	United Online	Controlled Disbursement / ZBA
Banc of California	2030125987	NetZero	Demand Deposit / Operating / ZBA
Banc of California	2030126004	NetZero	Controlled Disbursement / Positive Pay / ZBA
Banc of California	2030125953	NetZero	Demand Deposit / Payroll / ZBA
Banc of California	2030127194	Juno	Demand Deposit / Operating / ZBA
Banc of California	2030127211	Web Services	Demand Deposit / Operating / ZBA
Banc of California	2030126038	Modecom	Demand Deposit / Operating / ZBA
Banc of California	2030127177	Ad Network	Demand Deposit / Operating / ZBA
Banc of California	2030586415	NetZero Wireless, Inc (dba magicJack Wireless)	Demand Deposit / Operating
PayPal	NWP3VH9H4G3FS	Ad Network	Business / Receivables / ZBA
PayPal	NE5H7T5QT8PWQ	NetZero	Business / ISP Receivables
PayPal	R9Z82RVE8NWX4	NetZero	Business / Test Account
PayPal	UTLATTCJDK9RC	NetZero	Business / Test Account
PayPal	8JCZUVSNUYTTS	NetZero	Business / EBay Account
Banc of California	2030275723	magicJack LP	Deposit ACH Account / ZBA
Banc of California	2030275706	magicJack LP	Demand Deposit / Operating
Banc of California	2030275638	YMax Corporation	Demand Deposit / Operating
Banc of California	2030275604	magicJack SMB, Inc	Demand Deposit / Operating
Banc of California	2030275621	magicJack SMB, Inc	Deposit ACH Account / ZBA
Banc of California	2030500412	magicJack VoIP Services, LLC	Demand Deposit / Operating
Banc of California	2030595221	Marconi Wireless Holdings	Demand Deposit / Operating
Banc of California	2030613241	Marconi Wireless Holdings	Demand Deposit / Operating
Wells Fargo	4120311865	Marconi Wireless Holdings	Demand Deposit / Operating

<u>Schedule 5.21(f)</u>

Pledged Equity Interests*

Issuer	**Number of Shares**	**Certificate Number and Percentage Ownership of Outstanding Shares of each Class of Equity Interests**	**Pledged Percentage Under Loan Documents**
Marconi Wireless Holdings, LLC (dba Credo Mobile)	None Issued	Membership Interest (100%) owned by B. Riley Principal Investments, LLC (Effective June 30, 2022, Membership Interests will be transferred to BRPI Acquisition Co LLC.)	100%
United Online, Inc.	100 shares of Common Stock	Certificate No. 1 100% owned by BRPI Acquisition Co LLC	100%
YMax Corporation	10 shares of Common Stock	Certificate No.: 2 100% owned by United Online, Inc.	100%
NetZero, Inc.	100 shares of Common Stock	Certificate No.: C-2 100% owned by United Online, Inc.	100%
Juno Online Services, Inc.	100 shares of Common Stock	Certificate No.: C-2 100% owned by United Online, Inc.	100%
Juno Internet Services, Inc.	100 shares of Common Stock	Certificate No.: 2 100% owned by United Online, Inc.	100%
Classmates Media Corporation	960 shares of Class B Common Stock	Certificate No.: 3 100% owned by United Online, Inc.	100%
NetZero Modecom, Inc.	10,000 shares of Common Stock	Certificate No.: 1 100% owned by United Online, Inc.	100%
NetZero Wireless, Inc.	10,000 shares of Common Stock	Certificate No.: 1 100% owned by United Online, Inc.	100%
United Online Advertising Network, Inc.	10 shares of Common Stock	Certificate No.: 1 100% owned by United Online, Inc.	100%
United Online Web Services, Inc.	10 shares of Common Stock	Certificate No.: 4 100% owned by United Online, Inc.	100%
magicJack Holdings Corporation	1 share of Common Stock	Certificate No.: 1 100% of the Outstanding Equity Shares are owned by YMax Corporation.	100%
BroadSmart Holding Co Inc. (Dissolution in process)	100 shares of Common Stock	Certificate No.: 1 100% owned by YMax Corporation.	100%

magicJack LP 1,000 Equity Shares 99.99% of the equity interest is owned by YMax Corporation & 0.01% of the equity interest is owned by magicJack Holdings Corporation 100% magicJack SMB, Inc. 1,000 shares of Common Stock 100% of the Outstanding Equity Shares are owned by YMax Corporation. Common Stock magicJack VoIP Services, LLC None issued Membership Interest 100% owned by BRPI Acquisition Co LLC 100% United Online Software Development (India) Private Limited 5,000 Equity Shares 1 of the Equity Shares are owned by NetZero, Inc. and 4,999 of the Equity Shares are owned by June Online Services, Inc. 65% magicJackVocalTec LTD. (liquidation in process) 16,248,299 shares of Common Stock 100% of the Common Stock is owned by BRPI Acquisition Co LLC. 65%

Schedule 5.21(g)(i)

Other Properties

(A) The location of the headquarters of each of the Loan Parties is:

- 30870 Russell Ranch Road, Suite 250, Westlake Village, CA 91362
    - Owned or Leased: Leased
    - Lessee: B. Riley Financial, Inc.
    - Property Owner: RUSSELL RANCH ROAD II LLC, c/o BentallGreenOak 1201 Third Avenue, Suite 3000 Seattle, WA 98101

- 1655 Palm Beach Lakes Blvd., Suite 1012, West Palm Beach, Florida 33401
    - Office Lease dated September 12, 2019, between DAVID ASSOCIATES 319 LLC and YMAX Corporation.

- 1300 North 17th Street, Suite 1400, Arlington, VA 22209
    - Owned or Leased: Leased
    - Lessee: FBR & CO.
    - Property Owner: Zircon Arlington Tower Property LLC

(B) Other locations where any significant administrative or governmental functions are performed:

None.

(C) Other locations where the Loan Parties maintain books or records:

None.

(D) Location where any personal property Collateral is located:

- 30870 Russell Ranch Road, Suite 250, Westlake Village, CA 91362
    - Owned or Leased: Leased
    - Lessee: B. Riley Financial, Inc.
    - Property Owner: RUSSELL RANCH ROAD II LLC, c/o BentallGreenOak 1201 Third Avenue, Suite 3000 Seattle, WA 98101

- ColorArt, 101 Workman Court, Eureka, MO 63025 (inventory fulfillment provider)
    - Owned or Leased: N/A

- zColo by DataBank, 7185 Pollock Dr., Las Vegas, NV 89119 (datacenter)
    - Owned or Leased: N/A

- Equinix, Inc., 21691 Filigree Court, Building E, Ashburn, VA (datacenter)
    - Owned or Leased: N/A

- 400 Chisolm Place, Suite 100, Plano, TX 75075
    - Standard Office Lease, with third amendment dated May 30, 2018, between DALLAS NORTH OFFICE LLC and magicJack VocalTec LTD. Original lease dated March 20, 2013.